UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    ---------

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: February 20, 2001


                          COMMISSION FILE NO. 333-71213

                         MINNESOTA CORN PROCESSORS, LLC
             (Exact name of registrant as specified in its charter)

          COLORADO                                       41-1928467
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

                  901 NORTH HIGHWAY 59, MARSHALL, MN 56258-2744
                    (Address of principal executive offices)

                                 (507) 537-2676
               (Registrant's telephone number including area code)


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ITEM 5.           OTHER EVENTS

                  On February 20, 2001, Minnesota Corn Processors, LLC announced that earnings for the six months ended December 31, 2000 are projected to be $4.1 million or an equivalent of $.02 per member unit.

                  A press release describing this matter in more detail is attached hereto as Exhibit 99.1 and incorporated by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (c) Exhibits

                  99.1 Press release dated February 20, 2001 announcing profit estimate adjustment

























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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                  MINNESOTA CORN PROCESSORS, LLC





Dated: March 6, 2001

                                                  By  /S/ DANIEL H. STACKEN
                                                      --------------------------
                                                      Daniel H. Stacken
                                                      Vice President and Chief
                                                      Financial Officer


















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